Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Increases Quarterly Cash Dividend

HOUSTON, February 16, 2021 — Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today declared a cash dividend of $0.31 per share for the fourth quarter of 2020. The dividend, which represents an increase of 3.3 percent, or $0.01 per share, from the third quarter of 2020, will be payable on March 15, 2021, to stockholders of record as of March 1, 2021.

About Group 1 Automotive, Inc.

Group 1 owns and operates 182 automotive dealerships, 236 franchises, and 49 collision centers in the United States, the United Kingdom and Brazil that offer 31 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Investors please visit www.group1corp.com, www.group1auto.com, www.acceleride.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements include statements regarding our goals, plans, and business strategy to repurchase shares of Group 1 common stock, our expectations regarding the reinstatement of our quarterly dividend as well as other statements, and may include words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) board approval of future dividends, (b) general economic and business conditions, (c) the level of manufacturer incentives, (d) the future regulatory environment, (e) our ability to obtain an inventory of desirable new and used vehicles, (f) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (g) our cost of financing and the availability of credit for consumers, (h) our ability to complete acquisitions and dispositions and the risks associated therewith, (i) foreign exchange controls and currency fluctuations, (j) our ability to retain key personnel, (k) the impacts of COVID-19 on our business, (l) the impacts of any potential global recession, and (m) our ability to maintain sufficient liquidity to operate. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
Senior V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com